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                     CONSENT NUMBER 1 AND FIRST AMENDMENT

                  CONSENT NUMBER 1 AND FIRST AMENDMENT, dated as of November 25, 1996, to the Reimbursement Agreement, dated as of February 5, 1996 (as amended, supplemented or otherwise modified from time to time, the "Reimbursement Agreement"), among Pneumo Abex Corporation (the "Account Party"), Mafco Consolidated Group Inc. (the "Guarantor") and The Chase Manhattan Bank (formerly known as Chemical Bank), as issuing bank (in such capacity, the "Issuing Bank").

                             W I T N E S S E T H:

                  WHEREAS, the Account Party, the Guarantor and the Issuing Bank are parties to the Reimbursement Agree-ment;

                  WHEREAS, pursuant to the Stock and VSR Purchase Agreement, dated as of October 23, 1996, among Mafco Consolidated Group Inc. ("MCG"), Power Control Technologies, Inc. and PCT International Holdings, Inc. ("PCTI"), MCG has agreed to sell all of the issued and outstanding capital stock of Flavors Holdings Inc. to PCTI (the "FHI Sale");

                  WHEREAS, promptly following such sale, (a) the capital stock of the Account Party shall be contributed to Mafco Worldwide Corporation ("Worldwide"; the "Capital Contribution") and (b) the Account Party shall be merged with and into Worldwide, with the Account Party being the surviving corporation of such merger (the "Merger");

                  WHEREAS, in order to permit the consummation of the Merger and certain other transactions contemplated to occur in connection therewith, the Account Party and the Guarantor have requested that the Issuing Bank consent to the Merger and waive certain provisions of the Reimbursement Agreement, as more fully set forth herein;

                  WHEREAS, the Issuing Bank is willing to consent to such transactions and to waive such provisions of the Reimbursement Agreement, but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Account Party, the Guarantor and the Issuing Bank hereby agree as follows:


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                  1. Definitions. All terms defined in the Reimbursement
Agreement shall have such defined meanings when used herein unless otherwise defined herein.

                  2. Consent to Merger. The Issuing Bank hereby consents to the Merger, and waives compliance with the provisions of subsections 7.2 and
7.4 of the Reimbursement Agreement to the extent, and only to the extent, necessary to permit the consummation of the Merger.

                  3. Amendment of Section 9(h). Section 9(h) of the Credit Agreement hereby is amended by deleting clause (iv) thereof in its entirety and by substituting therefor the following:

         (iv) Aerospace shall cease to own beneficially 100% of the issued and outstanding capital stock of the Account Party, free and clear of all Liens (other than any Lien securing the Credit Agreement, dated as of June 29, 1994, among the Account Party (as successor by merger to Mafco Worldwide Corporation), the financial institutions from time to time parties thereto and The Chase Manhattan Bank (as successor by merger to The Chase Manhattan Bank, N.A.), as agent, as the same may be amended, supplemented or otherwise modified from time to time);

                  4. Conditions to Effectiveness. This Consent shall become effective on and as of the date that the Issuing Bank shall have received counterparts of this Consent, duly executed by the Guarantor and the Account Party.

                  5. Representations and Warranties. The Account Party, as of the date hereof and after giving effect to the consents and waivers contained herein, hereby represents and warrants that the representations and warranties made by the Account Party and the Guaran- tor in the Reimbursement Agreement and the other Credit Documents to which it is a party shall be true and complete in all material respects on and as of the date of consummation of the Merger (immediately before and immediately after the consummation thereof) with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that each reference to the

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Reimbursement Agreement therein shall be deemed to be a reference to the
Reimbursement Agreement after giving effect to this Consent. The Account Party and the Guarantor hereby represent and warrant that no Default or Event of Default has occurred and is continuing.

                  6. Reference to and Effect on the Credit Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Section 4 of this Consent, each reference in the Reimbursement Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Reimbursement Agreement, and each reference in the other Credit Documents to "the Reimbursement Agreement", "thereunder", "thereof" or words of like import referring to the Reimbursement Agreement, shall mean and be a reference to the Reimbursement Agreement as modified hereby. From and after the date that this Consent has become effective and the Merger has been consummated, references in the Reimbursement Agreement to the "Account Party" shall be deemed to be references to Pneumo (as the surviving corporation in the Merger). The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Issuing Bank under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Reimbursement Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  7. Counterparts. This Consent may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                  8. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Consent to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            MAFCO CONSOLIDATED GROUP INC.


                                            By: /s/ Glenn P. Dickes
                                               --------------------------------
                                                Name:  Glenn P. Dickes
                                                Title: Vice President


                                            PNEUMO ABEX CORPORATION


                                            By: /s/ Glenn P. Dickes
                                               --------------------------------
                                                Name:  Glenn P. Dickes
                                                Title: Vice President


                                            THE CHASE MANHATTAN BANK (formerly
                                            known as Chemical Bank)


                                            By: /s/ Neil R. Boylan
                                               --------------------------------
                                                Name:  Neil R. Boylan
                                                Title: Vice President




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